UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2013
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive. Westlake Village, California 91361

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 706 -3111

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Global Eagle Entertainment Inc. (the “Company”) with the U.S. Securities and Exchange Commission on May 2, 2013, to include pro forma financial information required under Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements And Exhibits.

(a) Financial statements of businesses acquired

The financial statements of Advanced Inflight Alliance AG as of and for the three years ended December 31, 2012 are incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on March 18, 2013.

(b) Pro forma financial information

The unaudited pro forma financial information of the Company as of and for the year ended December 31, 2012, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d)	Exhibits.

99.1	Unaudited pro forma financial information as of and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2013	GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Michael Pigott
Michael Pigott
VP Legal

EXHIBIT LIST

Exhibit No.	Description
99.1	Unaudited pro forma financial information as of and for the year ended December 31, 2012.